SECURITY CAPITAL PACIFIC TRUST

                              July 12, 1996

VIA FACSIMILE

Redwood Shores Apartment Associates, Ltd.
c/o The Balcor Company
Bannockburn Lake Office Plaza
2335 Waukegan Road, Suite A-200
Bannockburn, Illinois  60015

Attention:     Ilona Adams

Re:  SECURITY CAPITAL PACIFIC TRUST
     Redwood Shores Apartments


Ladies and Gentlemen:

     Reference is made to that certain Agreement of Sale (the "Purchase Agreement) dated June 12, 1996, by and between Redwood Shores Apartment Associates, Ltd. ("Seller") and Security Capital Pacific Trust ("Buyer"). The undersigned is delivering this letter to you pursuant and in accordance with Paragraph 10 of the Purchase Agreement and this letter shall serve as Buyer's election to extend the Closing Date from July 21, 1996 to August 21, 1996.

                              Sincerely,

                              SECURITY CAPITAL PACIFIC TRUST

                              By:  /s/ Anthony R. Arnest
                                     --------------------------------------
                              Name:    Anthony R. Arnest
                              Title:   V.P.

cc:  Mr. Mark Peppercorn
     Ms. Lynn Caldwell
     Mr. Scott A. Drain
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                        SECURITY CAPITAL PACIFIC TRUST

                              August 9, 1996

VIA FACSIMILE

Redwood Shores Apartment Associates, ltd.
c/o The Balcor Company
Bannockburn Lake Office Plaza
2335 Waukegan Road, Suite A-200
Bannockburn, Illinois  60015

Attention:     Ilona Adams

Re:  Redwood Shores Apartments
     Redwood City, California

Ladies and Gentlemen:

     Reference is  made  to  that  certain Agreement  of  Sale  (the  "Purchase
Agreement") dated June 12, 1996, by and between Redwood Shores Apartment Associates, Ltd. ("Seller") and Security Capital Pacific Trust ("Buyer"). The undersigned is delivering this letter to you pursuant and in accordance with Paragraph 10 of the Purchase Agreement and this letter shall serve as Buyer's election to extend the Closing Date from August 21, 1996 to September 23, 1996.

                              Sincerely,

                              SECURITY CAPITAL PACIFIC TRUST

                              By:  /s/ Toni K. Beldock
                              Toni K. Beldock

cc:  (Via Facsimile)
     Mr. Dan Charleston
     Mr. Scott A. Drane
     Ms. Lynn Caldwell
     Mr. L. Bruce Fischer, Esq.
     Ms. Francis Chetta
     Mr. Jim Norris
     Mr. Mark Peppercorn